                                                                      Exhibit 22

                           SUBSIDIARIES OF REGISTRANT

                                                                                               JURISDICTION
 SUBSIDIARY                                                                                  OF INCORPORATION
 ----------------------------------------------------------------------                 --------------------------
 GENICOM International Holdings Corporation                                                      Delaware

 GENICOM International Sales Corporation                                                         Delaware

 Enterprising Service Solutions Corporation                                                      Delaware

 Delmarva Technologies Corporation                                                               Delaware

 Rastek Corporation                                                                              Delaware

 Rastek Japan Ltd.                                                                                 Japan

 Printer Systems Corporation                                                                     Virginia

 Printer Connection, Inc.                                                                        Virginia

 Printer Systems International, Inc.                                                             Virginia

 GENICOM Canada, Inc.                                                                             Canada

 GENICOM Foreign Sales Corporation                                                          U.S. Virgin Islands

 GENICOM Euro Holdings B.V.                                                                   The Netherlands

 GENICOM Belgium                                                                                  Belgium

 GENICOM International Limited                                                                    England

 GENICOM (No. 1) Limited                                                                          England

 GENICOM Ltd.                                                                                     England

 GENICOM S.A.R.L.                                                                                 France

 GENICOM S.A.                                                                                     France

 GENICOM GmbH                                                                                     Germany

 GENICOM S.p.A.                                                                                    Italy

 GENICOM (Australia) PTY LTD.                                                                    Australia

 GENICOM Pty Limited                                                                             Australia

 GENICOM Sweden AB                                                                                Sweden


                                      E-23